UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2006
Telecomunicaciones de Puerto Rico, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Commission File Number 333-85503

Commonwealth of Puerto Rico	66-0566178
(STATE OR OTHER JURISDICTION OF	(I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION)

1515 F.D. Roosevelt Avenue
Guaynabo, Puerto Rico	00968
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)
Registrant’s telephone number, including area code 787-792-6052
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Effective November 7, 2006 Mr. Rafael Otaño resigned from his position of Controller and Chief Accounting Officer of Telecomunicaciones de Puerto Rico, Inc. (the “Company”) and from Puerto Rico Telephone Company, Inc. (“PRTC”), a wholly-owned subsidiary of the Company.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telecomunicaciones de Puerto Rico, Inc.
By:	/s/Héctor Houssay
Héctor Houssay
Chief Financial Officer

Date: November 7, 2006